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                                                                  EX-99.B1(i)




                            INVESTORS FUND SERIES

                       WRITTEN INSTRUMENT AMENDING THE
                     AGREEMENT AND DECLARATION OF TRUST
                     ----------------------------------



     The undersigned, being a majority of the trustees of Investors Fund Series (the "Trust"), a business trust organized pursuant to an Agreement and Declaration of Trust dated January 22, 1987, as amended (the "Declaration of Trust"), pursuant to
     Section 1 of Article III of the Declaration of Trust do hereby change the names of each portfolio of the Trust as follows:
     "Money Market Portfolio" to "Kemper Money Market Portfolio," "Total Return Portfolio" to "Kemper Total Return Portfolio," "High Yield Portfolio" to "Kemper High Yield Portfolio," "Growth Portfolio" to "Kemper Growth Portfolio," "Government Securities Portfolio" to "Kemper Government Securities Portfolio," "International Portfolio" to "Kemper International Portfolio," "Small Cap Growth Portfolio" to "Kemper Small Cap Growth Portfolio," "Investment Grade Bond Portfolio" to "Kemper Investment Grade Bond Portfolio," "Value Portfolio" to "Kemper Value Portfolio," "Small Cap Value Portfolio" to "Kemper Small Cap Value Portfolio," "Value+Growth Portfolio" to "Kemper Value+Growth Portfolio," "Horizon 20+Portfolio" to "Kemper Horizon 20+Portfolio," "Horizon 15+Portfolio" to "Kemper Horizon 15+Portfolio," "Horizon 5 Portfolio" to "Kemper Horizon 5 Portfolio," "Blue Chip Portfolio" to "Kemper Blue Chip Portfolio," and "Global Income Portfolio" to "Kemper Global Income Portfolio." This instrument shall constitute an amendement to the Declaration of Trust to be effective on July 29, 1997.

     IN WITNESS WHEREOF, the undersigned have this 29th day of July signed these presents.


                                               /s/ Stephen B. Timbers
                                               ------------------------------
                                               Stephen B. Timbers, Trustee
                                               210 South Green Bay Road
                                               Lake Forest, Illinois 60045

                                               (Signatures continue)









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                                           /s/ James E. Akins
                                           ------------------------------
                                           James E. Akins, Trustee
                                           2904 Garfield Terrace, N.W.
                                           Washington, DC  20008-3507

                                           /s/ Arthur R. Gottschalk
                                           ------------------------------
                                           Arthur R. Gottschalk, Trustee
                                           10642 Brookridge Drive
                                           Frankfort, Illinois  60423

                                           /s/ Frederick T. Kelsey
                                           ------------------------------
                                           Frederick T. Kelsey, Trustee
                                           3133 Laughing Gull Court
                                           Johns Island, South Carolina  29455

                                           /s/ Dominique P. Morax
                                           ------------------------------
                                           Dominique P. Morax, Trustee
                                           Vordere Dorfstrasse 13
                                           8803 Ruschlikon
                                           Switzerland

                                           /s/ Fred B. Renwick
                                           ------------------------------
                                           Fred B. Renwick, Trustee
                                           3 Hanover Square
                                           New York, New York  10004

                                           ------------------------------
                                           Stephen B. Timbers, Trustee
                                           210 South Green Bay Road
                                           Lake Forest, Illinois  60045

                                           /s/ John B. Tingleff
                                           ------------------------------
                                           John B. Tingleff, Trustee
                                           2015 South Lake Shore Drive
                                           Harbor Springs, Michigan  49740

                                           /s/ John G. Weithers
                                           ------------------------------
                                           John G. Weithers, Trustee
                                           311 Springlake
                                           Hinsdale, Illinois  60521